SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MUNDER SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___
(4)	Proposed maximum aggregate value of transaction: ____________
(5)	Total fee paid: ___________

☐	Fee paid previously with preliminary materials.
☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid __________
(2)	Form, Schedule or Registration Statement No.: __________
(3)	Filing Party: __________
(4)	Date Filed: __________

MUNDER SERIES TRUST

480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009
(800) 468-6337

[Date], 201[_]

Dear Shareholder:

I am writing to inform you of a special meeting of shareholders of the Munder Small-Cap Value Fund (“Fund”), a series of Munder Series Trust (“MST”), that will be held at [Location] on [Date] (“Meeting”).  At the Meeting, shareholders of the Fund will vote upon the approval of an amendment to the Investment Advisory Agreement in place between MST, on behalf of the Fund, and the Fund’s investment adviser Munder Capital Management, LLC (“MCM”) that would increase the investment advisory fee payable by the Fund to MCM.

I believe that the proposal is best explained in the context of other recent developments with respect to MCM and the Fund.  On December [__], 2010, MCM entered into an agreement with Integrity Asset Management, LLC (“Integrity”) to purchase all of the assets and operations of Integrity (“Integrity Acquisition”).  Following the closing of the Integrity Acquisition by MCM on December [__], 2010, Integrity’s portfolio management team, which employs a small capitalization value investment strategy, became employees of MCM (while continuing to be employees of Integrity, which is now a wholly-owned subsidiary of MCM) and will manage client money on MCM’s behalf.  This portfolio management team has managed various small capitalization portfolios, including the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds (“Veracity Trust”), and has achieved historical investment performance for the Veracity Fund, since its inception, that is superior to that of the Fund.

In light of this development, at a meeting held on November 17, 2010, MCM proposed to the Board of Trustees of MST (“Board”) and the Board approved two proposals, with respect to the Fund, that were intended to be implemented once the Integrity Acquisition was completed.

➢	The Board approved a change in the portfolio managers of the Fund so that Fund would be managed by the Integrity portfolio management team immediately following the closing the Integrity Acquisition.

➢
In addition, the Board approved MST entering into an Agreement and Plan of Reorganization (“Reorganization Agreement”) on behalf of the Fund with the Veracity Fund that provides for the acquisition of all of the assets of the Veracity Fund by the Fund in exchange for (i) the assumption by the Fund of the liabilities of the Veracity Fund, (ii) the issuance of Class Y and A shares of the Fund having an aggregate value equal to the net asset value of Class I and R shares, respectively, the Veracity Fund as of the closing of the reorganization transaction, and (iii) the distribution to the shareholders of the Veracity Fund of such shares of the Fund in complete liquidation of the Veracity Fund (“Reorganization”).  The Reorganization Agreement is not required to be approved by shareholder of the Fund and, therefore, shareholders of the Fund are not being asked to approve Reorganization Agreement.

If the Reorganization Agreement is approved by the Veracity Fund’s shareholders, the Fund would more than immediately double in size, which should offer some ability to achieve increased economies of scale by spreading fixed costs of the Fund’s operation over a larger asset base.  In addition, it is expected that (i) the Veracity Fund would be the surviving fund for accounting and investment performance purposes, which means that the superior historical performance record of the Veracity Fund would become that of the Fund, and (ii) an increase in the asset base of the Fund over the longer term, because the Fund should be more marketable as result of the Reorganization.

At the November 17, 2010 Board meeting, the Board also (i) approved an amendment to the Investment Advisory Agreement between MST and MCM with respect to the Fund providing for an increase in the management fee to be paid by the Fund from 0.75% of the Fund’s average daily net assets to 0.90% of the first $300 million in average daily net assets and 0.85% of the average daily net assets in excess of $300 million (“New Management Fee”), subject to approval of the New Management Fee by the Fund’s shareholders, and (ii) called for a meeting of the shareholders of the Fund, which is the subject of these proxy materials, to enable the Fund’s shareholders to consider the approval of the New Management Fee.

Significantly, the closing of the Reorganization is contingent upon, among other things, (i) the closing of the Integrity Acquisition, which took place on December [__], 2010, and (ii) approval by shareholders of the Fund of the New Management Fee.

While the New Management Fee represents an increase in fees payable by the Fund, it is less than the investment advisory fee currently paid by the Veracity Fund, which is equal to 1.00% of the average daily net assets of the Veracity Fund.  In addition, it is important to note that MCM has agreed to pay certain expenses of the Fund and/or waive management or administrative fees in amounts sufficient to ensure that the total net operating expenses of the Fund would not increase as a result of the Reorganization through at least [October 31, 2011,] even if the New Management Fee is approved by shareholders.

The Board of MST unanimously recommends that you vote “FOR” the amendment to the Investment Advisory Agreement and thus the New Management Fee.

Detailed information about this proposal is contained in the enclosed proxy statement.  Please review these proxy solicitation materials and complete and return your proxy card as soon as possible.  Alternatively, you may vote by telephone or via the Internet.  It is very important that you vote and that your voting instructions be received no later than [Date].

If you have any questions after considering the enclosed materials, please call [Phone Number].

Sincerely,

James V. FitzGerald
President and Principal Executive Officer
Munder Series Trust
Munder Small-Cap Value Fund

Munder Series Trust
Munder Small-Cap Value Fund

480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009
(800) 468-6337
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [DATE]
____________

To the Shareholders:

A special meeting of shareholders of the Munder Small-Cap Value Fund (“Fund”) will be held at [Location] on [Date] (“Meeting”) to vote upon the following proposals:

(1)	To approve an amendment to the Investment Advisory Agreement in place between MST, on behalf of the Fund, and the Fund’s investment adviser Munder Capital Management and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of the Fund at the close of business on [Record Date].

Whether or not you plan to attend the Meeting in person, please vote your shares.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:		To vote by Internet:
(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.
(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.
(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [DATE], 2011.

The proxy statement is available at: http://[__________________________________________]

YOUR VOTE IS IMPORTANT. PLEASE RESPOND. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

By Order of the Trustees,

Stephen J. Shenkenberg
[Date]	Secretary

Munder Series Trust
Munder Small-Cap Value Fund
___________________________

Proxy Statement
___________________________

Special Meeting of Shareholders
to be held on [Date]

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board”) of Munder Series Trust (“MST”) on behalf of the Munder Small-Cap Value Fund (“Fund”) to be voted at a special meeting of shareholders to be held at [Location] on [Date] (“Meeting”).  The Meeting is being called to vote upon the approval of an amendment to the Investment Advisory Agreement in place between MST, on behalf of the Fund, and the Fund’s investment adviser Munder Capital Management, LLC (“MCM”) that would increase the investment advisory fee payable by the Fund to MCM (“New Management Fee”).  Detailed information about the proposal, including the New Management Fee, is set forth below.

After careful consideration, the Board recommends that you vote “FOR” the proposal.

You are entitled to vote at the Meeting (and any adjournments or postponements thereof) if you owned shares of the Fund at the close of business on [Record date] (“Record Date”).  The date of the first mailing of the proxy cards and this proxy statement to shareholders will be on or about [Mailing date].

The Fund is registered as a series of MST, an open-end management investment company under the federal securities laws.  The most recent annual reports of MST, including financial statements for the fiscal year ended June 30, 2010, have been mailed previously to shareholders.  If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact MST by writing to the Secretary, Munder Series Trust, 480 Pierce Street, Birmingham, Michigan 48009 or by calling (800) 468-6337.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.
___________________________

Proposal

APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN MUNDER SERIES TRUST AND MUNDER CAPITAL MANAGEMENT
___________________________

Shareholders of the Fund are being asked approve an amendment to the Investment Advisory Agreement in place between the Trust and MCM on behalf of the Fund that would provide for the New Management Fee.  Detailed information about the proposal, including the New Management Fee, is set forth below.  After careful consideration, the Board recommends that you vote “FOR” this proposal.

Why are shareholders being asked to approve the amendment to the Investment Advisory Agreement?

The rationale for the proposal is best explained in the context of other recent developments with respect to MCM and the Fund.

On December [__], 2010, MCM entered into an agreement with Integrity Asset Management, LLC (“Integrity”) to purchase all of the assets and operations of Integrity (“Integrity Acquisition”).  Following the closing of the Integrity Acquisition by MCM on December [__], 2010, Integrity’s portfolio management team, which employs a small capitalization value investment strategy, became employees of MCM (while continuing to be employees of Integrity, which is now a wholly-owned subsidiary of MCM) and will manage client money on MCM’s behalf.  This portfolio management team has managed various small capitalization portfolios, including the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds (“Veracity Trust”), and has achieved historical investment performance for the Veracity Fund, since its inception, that is superior to that of the Fund.  In light of this development, at a meeting held on November 17, 2010, MCM proposed to the Board of Trustees of MST (“Board”) and the Board approved two proposals, with respect to the Fund, that are intended to be implemented assuming that Integrity Acquisition is completed.

➢
As noted above, the Board approved a change in the portfolio managers of the Fund so that Fund would be managed by the Integrity portfolio management team following the closing the Integrity Acquisition.

➢
In addition, the Board approved MST entering into an Agreement and Plan of Reorganization (“Reorganization Agreement”) on behalf of the Fund with the Veracity Fund that provides for the acquisition of all of the assets of the Veracity Fund by the Fund in exchange for (i) the assumption by the Fund of the liabilities of the Veracity Fund, (ii) the issuance of Class Y and A shares of the Fund having an aggregate value equal to the net asset value of Class I and R shares, respectively, the Veracity Fund as of the closing of the reorganization transaction, and (iii) the distribution to the shareholders of the Veracity Fund of such shares of the Fund in complete liquidation of the Veracity Fund (“Reorganization”).  The Reorganization Agreement is not required to be approved by shareholder of the Fund and, therefore, shareholders of the Fund are not being asked to approve Reorganization Agreement.

If the Reorganization Agreement is approved by the Veracity Fund’s shareholders, the Fund would more than immediately double in size, which should offer some ability to achieve increased economies of scale by spreading fixed costs of the Fund’s operation over a larger asset base.  In addition, it is expected that (i) the Veracity Fund would be the surviving fund for accounting and investment performance purposes, which means that the superior historical performance record of the Veracity Fund would become that of the Fund, and (ii) an increase in the asset base of the Fund over the longer term, because the Fund should be more marketable as result of the Reorganization.

At the November 17, 2010 Board meeting, the Board also (i) approved an amendment to Investment Advisory Agreement between MST and MCM with respect to the Fund providing for an increase in the management fee to be paid by the Fund from 0.75% of the Fund’s average daily net assets to 0.90% of the first $300 million in average daily net assets and 0.85% of the average daily net assets in excess of $300 million (“New Management Fee”), subject to approval of the New Management Fee by the Fund’s shareholders, and (ii) called for a meeting of the shareholders of the Fund, which is the subject of these proxy materials, to enable the Fund’s shareholders to consider the approval of the New Management Fee.

Significantly, the closing of the Reorganization is contingent upon, among other things, (i) the closing of the Integrity Acquisition, which took place on December [__], 2010, and (ii) approval by shareholders of the Fund of the New Management Fee.

While the New Management Fee represents an increase in fees payable by the Fund, it is less than the investment advisory fee currently paid by the Veracity Fund, which is equal to 1.00% of the average daily net assets of the Veracity Fund.  In addition, it is important to note that, if the proposal in this proxy statement is approved by shareholders, MCM has agreed to pay certain expenses of the Fund and/or waive management or administrative fees pursuant to an Expense Limitation Agreement (“Expense Limitation Agreement”) in amounts sufficient to ensure that the total net operating expenses of each class of the Fund would not increase as a result of the Reorganization through at least October 31, 2011, even if the New Management Fee is approved by shareholders.

Set forth below is a comparison of the current and pro forma fee tables for the Fund.  The pro forma fee table assumes (i) the closing of the Reorganization transaction, (ii) the approval of the amendment to the Investment Advisory Agreement, and (iii) MCM’s agreement to waive fees and reimburse expenses pursuant to the Expense Limitation Agreement such that the total net operating expenses of Class A, Class B, Class C, Class K, Class Y and Class R shares would be 1.50%, 2.25%, 2.25%, 1.50%, 1.25% and 1.75%, respectively, until at least [October 31, 2011]:

FEES AND EXPENSES
(Based on the fiscal years ended February 28, 2010 and June 30, 2010 for the Fund)

	Current Expenses		Combined Pro forma Munder Small-Cap Value Fund
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	5.5	%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(b)	None	(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.65%		[__	]%
Acquired Fund Fees and Expenses	0.13%		[__	]%
Total Annual Fund Operating Expenses	1.78%		1.54%
Fee Waiver and/or Expense Reimbursement	N/A		0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A		1.50	%(e)
Class B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	5.00	%(c)	5.00	%(c)
Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.90%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%
Other Expenses	0.65%		[__	]%
Acquired Fund Fees and Expenses	0.13%		[__	]%
Total Annual Fund Operating Expenses	2.53%		2.29%
Fee Waiver and/or Expense Reimbursement	N/A		0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A		2.25	%(e)
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(d)	1.00	%(d)
Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.90%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%
Other Expenses	0.65%		[__	]%
Acquired Fund Fees and Expenses	0.13%		[__	]%

FEES AND EXPENSES
(Based on the fiscal years ended February 28, 2010 and June 30, 2010 for the Fund)

	Current Expenses	Combined Pro forma Munder Small-Cap Value Fund
Total Annual Fund Operating Expenses	2.53%	2.29%
Fee Waiver and/or Expense Reimbursement	N/A	0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A	2.25	%(e)
Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.90%	[__	]%
Acquired Fund Fees and Expenses	0.13%	[__	]%
Total Annual Fund Operating Expenses	1.78%	1.54%
Fee Waiver and/or Expense Reimbursement	N/A	0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A	1.50	%(e)
Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.65%	[__	]%
Acquired Fund Fees and Expenses	0.13%	[__	]%
Total Annual Fund Operating Expenses	1.53%	1.29%
Fee Waiver and/or Expense Reimbursement	N/A	0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A	1.25	%(e)
Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%
Other Expenses	0.65%	[__	]%
Acquired Fund Fees and Expenses	0.13%	[__	]%
Total Annual Fund Operating Expenses	2.03%	1.79%
Fee Waiver and/or Expense Reimbursement	N/A	0.04	%(e)
Total Net Annual Fund Operating Expenses	N/A	1.75	%(e)

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (“CDSC”), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Munder Fund’s distributor paid a sales commission on the purchase.
(c) A deferred sales charge, also known as a contingent deferred sales charge (“CDSC”), applies to redemptions of Class B shares within six years of purchase and declines over time.
(d) A deferred sales charge, also known as a contingent deferred sales charge (“CDSC”), applies to redemptions of Class C shares within one year of purchase.
(e) If the proposal in this proxy statement is approved by shareholders, pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2011 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) do not exceed 1.50%, 2.25%, 2.25%, 1.50%, 1.25% and 1.75% for Class A, Class B, Class K, Class Y and Class R shares, respectively. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.  In addition, the Munder Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Munder Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Munder Fund to exceed the limits stated above and the Board of MST has approved in advance such reimbursement to MCM.

What would the terms of the Investment Advisory Agreement be if the New Management Fee is approved?

The form of the Investment Advisory Agreement, as amended by the proposed New Management Fee, is attached as Exhibit A.  All terms of the current Investment Advisory Agreement other than the management fee payable by the Fund would remain unchanged.  The sole change would be an increase in the fee payable by the Fund from 0.75% annually of the Fund’s average daily net assets to 0.90% annually of the first $300 million in average daily net assets and 0.85% annually of the average daily net assets in excess of $300 million.  The Fund’s shareholders last approved the Current Advisory Agreement, in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), on December 29, 2006.

How is MCM compensated for its services to the Fund?

Exhibit C sets forth the advisory fee rate under the Investment Advisory Agreement with respect to the Fund, the investment advisory fees paid to MCM by the Fund during its most recent fiscal year and any advisory fees waived or expenses reimbursed by the MCM and the other fees payable and paid to MCM by the Fund.  In addition, Exhibit D sets forth investment advisory fees paid to MCM by other funds having a similar investment objective and strategies as the Fund, the advisory fee rates applicable to such funds and such funds’ net asset values during their most recent fiscal year.  No fees were waived or expenses reimbursed with respect to those funds.

What if the Fund’s shareholders do not approve the proposal?

Should the Fund’s shareholders not approve the proposal, the following would occur: (i) MCM would continue to serve as the Fund’s investment adviser pursuant to the terms of the current Investment Advisory Agreement without the amendment implementing the New Management Fee and (ii) the Reorganization would not proceed, in light of the condition in the Reorganization Agreement requiring the approval of the New Management Fee before the closing of the Reorganization.

If this were to happen, the Fund would not (i) receive the significant assets of the Veracity Fund (which would more than double the current size of the Fund), and (ii) assume the accounting and performance history of the Veracity Fund, which would render the Fund less likely to garner significant additional assets and, thus, less likely that the Fund would be able to achieve future economies of scale.

Do any Trustees, executive officers or their associates have a substantial interest in approval of the New Management Fee?

The Fund’s Trustees, executive officers and associates have no substantial interest, directly or indirectly, in the approval of the New Management Fee, other than to the extent that those Trustees, officers and associates may be employees of MCM and, thus, have the potential to benefit if MCM receives greater management fees as a result of the New Management Fee.

Who is bearing the expenses related to the proposal to approve the New Management Fee?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to approve the New Management Fee will be borne by MCM.

What did the Board consider when approving the New Management Fee?

The Board voted unanimously to approve the amendment to the Investment Advisory Agreement implementing the New Management Fee with respect to the Fund subject to approval of the New Management Fee by the Fund’s shareholders.  In determining whether to approve the New Management Fee, the Board requested, and received from MCM, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.  Both at the November 17, 2010 meeting and in other meetings held during the course of the fiscal year the Board received materials relating to the services provided to each series of MST (the “Munder Funds”) by MCM and other relevant factors.  In evaluating the New Management Fee, the Trustees conducted a review that was specifically focused upon the New Management Fee, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of MCM, its services and the Munder Funds.

The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement.  (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)  The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the approval of the New Management Fee.

The Board’s determination to approve the amendment to the Investment Advisory Agreement implementing the New Management Fee hinged on its decision to approve the Reorganization.  Among other factors, the Trustees considered:

a)
That MCM has advised the Board that after the Reorganization each class of the Fund would be subject to lower fees and expenses than the corresponding class of the current Fund (with or without having the Expense Limitation Agreement) after the Reorganization;

b)	That the Veracity Fund has outperformed the Fund in absolute and relative terms over all periods of the Funds’ concurrent operations;

c)
The proposed terms and conditions of the Reorganization Agreement, including that the Reorganization will be structured as an “exchange of assets for stock” in a two-step transaction based on the relative net asset values of the Funds, and that the Reorganization is intended to be treated as a “tax-free” reorganization for federal income tax purposes;

d)	That the Fund will continue to operate in accordance with its current investment objective, strategies and fundamental investment restrictions;

e)	That MCM will bear all costs of the proposed Reorganization, except brokerage fees and expenses incurred in connection with the Reorganization;

f)
That it is proposed that the Veracity Fund be considered the accounting survivor of the Reorganization and that the Veracity Fund’s historical performance would be used by the Fund for all purposes; and

g)
That in May 2010 the Board had performed a full annual review of the Investment Advisory Agreement and had approved the continuation of each term of the Investment Advisory Agreement with respect to the Fund other than the New Management Fee for a period of one year commencing on July 1, 2010.

Certain of these considerations are discussed in more detail below.  The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process.  The determination to approve the New Management Fee was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board.  Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Investment Advisory Agreement: With respect to this factor, the Board considered: the qualifications of management of MCM and of the Integrity portfolio management team that would be providing portfolio management services to the Fund; the services provided by MCM during the previous year and the services anticipated to be provided in the upcoming year; MCM’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, and the performance of the Integrity portfolio management team in managing the Veracity Fund; and that all terms of the current Investment Advisory Agreement other than the management fee payable by the Fund would remain unchanged.  Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the New Management Fee.

(b) The investment performance of the Fund and the Advisor and the investment performance of the Veracity Fund and the Integrity management team: The Board considered the relative performance of the Fund and the Veracity Fund against a variety of standards as of September 30, 2010, including the year-to-date (“YTD”), one-, three-, five- and ten-year total returns, as applicable, on both a gross and net basis, of the Fund’s Class Y shares and the Veracity Fund’s Class I shares compared to the performance of each Fund’s benchmark index and the median performance of each Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”).

In this regard, the Board considered that as of September 30, 2010: (1) the Fund’s average annual total returns for Class Y shares, on a gross basis, trailed the performance of its benchmark for the YTD, one-, three-, five- and ten-year periods, (2) the Veracity Fund’s average annual total returns for Class I shares, on a gross basis, exceeded the performance of its benchmark for the YTD, one-, three- and five-year periods (i.e., all of the applicable periods of the Veracity Fund’s operations), (3) the Fund’s average annual total returns for Class Y shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the YTD, one-, three- and five-year periods and exceeded the median performance of the Fund’s Lipper peer group for the ten-year period, and (4) the Veracity Fund’s average annual total returns for Class I shares, on a net basis, exceeded the median performance of the Veracity Fund’s Lipper peer group for the YTD, one-, three- and five-year periods.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the New Management Fee.

(c) The costs of the services to be provided and profits expected to be realized by MCM and its affiliates from the relationship with the Fund: The Board considered that in May 2010 it had reviewed detailed information provided by MCM as to the costs of and profits realized by MCM in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by MCM over the twelve months ending on December 31, 2010, with respect to all services provided by MCM to the Fund, based on certain assumptions disclosed to the Board.  The Board also considered that the fees and expenses payable to the Integrity management team would change certain costs to MCM with regard to the Fund, which could potentially reduce the profits realized by MCM with respect to the services provided to the Fund, and that the Expense Limitation Agreement would ensure that the Fund would not bear higher costs as a result of the New Management Fee.  Based on these facts, the Board concluded that the profits that are expected to be realized by MCM with respect to the Fund were not unreasonable in light of the costs relating to the services that MCM provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered that in May 2010 it had reviewed detailed information provided by MCM as to potential economies of scale.  The Board considered MCM’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future, and MCM’s statement that a larger asset base resulting from the Reorganization could potentially allow the Fund to achieve increased economies of scale by reducing or eliminating duplicate costs and expenses and spreading the fixed costs of the Fund’s operations over a larger asset base.  Based on these facts, the Board concluded that MCM’s efforts in this regard strongly supported approving the New Management Fee.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered that in May 2010 it had reviewed detailed information provided by MCM as to the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets), among other comparative information, and had concluded that the advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.  The Board also considered that the Expense Limitation Agreement would ensure that the Fund would not bear higher costs as a result of the New Management Fee.  Based on these facts, the Board concluded that the New Management Fee and total expense ratio of the Fund should not preclude approval of the New Management Fee.

(f) Benefits derived or to be derived by MCM from its relationship with the Fund: The Board considered that in May 2010 it had reviewed MCM’s representation that, beyond the fees earned by MCM and its affiliates for providing services to the Fund, MCM may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute.  In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares MCM’s name.  The Board also considered MCM’s representation in May 2010 that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, MCM believes that soft dollars should be used for the benefit of clients to the maximum extent possible.  Based on these facts, the Board concluded that these additional benefits should not preclude approval of the New Management Fee.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the amendment to the Investment Advisory Agreement implementing the New Management Fee with respect to the Fund subject to approval of the New Management Fee by the Fund’s shareholders.

Information about MCM

Founded in 1985, MCM is currently a Delaware general partnership that is registered as an investment advisor with the SEC and is located at 480 Pierce Street, Birmingham, Michigan 48009.  MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

As of November 31, 2010, MCM had approximately $___._ billion in assets under management.

Set forth in Exhibit B is certain information with respect to the executive officers and general partners of MCM as of [DATE].  No changes to the executive officers and directors of MCM are expected in the near future, including as a result of the completion of the Integrity Acquisition.

Shareholder Approval

Approval of the amendment to the Investment Advisory Agreement to implement the New Management Fee requires the affirmative vote of a “majority of the outstanding voting securities” of the Munder Fund entitled to vote on the New Management Fee, as defined in the 1940 Act, with all classes of the Munder Fund voting together and not by class.  Shareholders are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.  A “majority of the outstanding voting securities” means the vote of (1) 67% or more of the voting securities entitled to vote on the New Management Fee that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the New Management Fee, whichever is less.

THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT.
___________________________

GENERAL INFORMATION ABOUT MUNDER SERIES TRUST
___________________________

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Fund.

MCM

MCM (Munder Capital Management), located at 480 Pierce Street, Birmingham, Michigan 48009, is the Fund’s investment adviser.  Set forth in Exhibit B is certain information with respect to the executive officers and general partners of MCM as of [DATE].  No changes to the executive officers and directors of MCM are expected in the near future, including as a result of the completion of the Integrity Acquisition.

Administrator, Sub-Administrator, Distributor, Custodian and Transfer Agent

MCM also serves as the Fund’s administrator.  Funds Distributor, LLC serves as the Fund’s distributor; its principal office is located at 10 High Street, Boston, Massachusetts 02110.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 serves as the Fund’s sub-administrator and custodian.  BNY Mellon Investment Servicing (US) Inc., located at 4400 Computer Drive, Westborough, Massachusetts, 01581 serves as the Fund’s transfer agent and dividend disbursing agent.

Exhibit C sets forth fees paid by the Fund to MCM in its capacity as administrator during the Fund’s most recent fiscal year.

Independent Auditors

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for the Fund.

EXECUTIVE OFFICERS OF THE MUNDER FUNDS

Officers of MST are elected annually by the Board to oversee the day-to-day activities of each of its series, including the Fund.  Information as of October 30, 2010 about the executive officers of MST, including their principal occupations during the past five years, is set forth in Exhibit E.  Each of these officers is also an officer and/or employee of MCM.  None of these officers receives any compensation from MST.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting.  Only shareholders of record as of the close of business on the record date, [DATE], will be entitled to notice of, and to vote at, the Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted “FOR” each proposal and “FOR” any other matters deemed appropriate.  Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting.  Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.

Once a proxy has been submitted to the Fund, it may be revoked on or before the Meeting: (1) by submitting to the Fund a subsequently dated proxy or (2) by delivering to the Secretary of the Fund at the address on the cover of this Proxy Statement a written notice of revocation or (3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy.  If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, “FOR” approval of the Proposals contemplated thereby.

Quorum

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Munder Fund will constitute a quorum at the Meeting.

Voting Requirement

The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” entitled to vote on the Proposal, which for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.  Accordingly, abstentions and broker non-votes will effectively be a vote against the proposal.  However, broker non-votes will be excluded from any vote to adjourn the Meeting with respect to the proposal, in accordance with the By-laws of MST and, accordingly, will not affect the outcome of an adjournment vote.

ADJOURNMENTS

In the event that sufficient votes to approve the Proposals are not received, the persons named as proxies may propose adjournment of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of such adjournment as they are entitled to vote in favor of that Proposal and will vote against any such adjournment as they are required to vote against that Proposal.  The vote required to adjourn the Meeting with respect to the proposal is a majority of its respective shares represented at the Meeting, either in person or by proxy.

In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation.

PROXY SOLICITATION

Proxies are solicited by mail.  Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by MST for the Fund.  MST has retained [____________] (“[________]”) to provide proxy solicitation services in connection with the Meeting at an estimated cost of $[●].  In addition, persons holding shares in their names or names of their nominees may be reimbursed for expenses incurred in forwarding solicitation material to their beneficial owners.  The cost of the solicitation will be borne by MCM.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of MCM or [______] if the Fund has not yet received their vote.  Authorization to permit MCM or [______] to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  Management of MST believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, MCM or [______] representative is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to MCM or [______] by MST, MCM or [______] representative has the responsibility to explain the process and ask for the shareholder’s instructions.  An MCM or [______] representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  MCM or [______] will record the shareholder’s instructions.  Within 72 hours, MCM or [______] will send the shareholder a letter that confirms the shareholder’s vote and asks the shareholder to call MCM or [______] immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Fund that are outstanding as of the close of business on the Record Date:

Name of Munder Fund	Number of Shares Outstanding
Munder Small-Cap Value Fund	[_________	]

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of [DATE], each of the Trustees and executive officers of the Munder Funds beneficially owned individually, and collectively as a group, less than 1% of the outstanding shares of each class of each Munder Fund, except as follows:

Fund/Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

[_______________________________]	[________________________]	[__________]

For a list of persons or entities that, as of [DATE], owned of record or were known by the Munder Funds to own beneficially 5% or more of any class of the Munder Funds’ shares, please refer to Exhibit F.

EXHIBIT A

COMBINED INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this 29th day of December, 2006, among Munder Series Trust (“MST”), on behalf of each of its series, Munder Series Trust II (“MST II”), on behalf of each of its series, The Munder @Vantage Fund (“@Vantage”), and Munder Capital Management (“Advisor”), a Delaware general partnership.

WHEREAS, MST is a Delaware statutory trust authorized to issue shares in series, MST II is a Massachusetts business trust authorized to issues shares in series, and @Vantage is a Delaware statutory trust and the series of MST set forth in Schedule A, as may be amended from time to time, the series of MST II set forth in Schedule A, as may be amended from time to time, and @Vantage are each referred to herein as a “Fund” and, collectively, as the “Funds”;

WHEREAS, MST and MST II are each registered as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, @Vantage is registered as a closed-end management investment company under the 1940 Act;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, MST and MST II entered into a Combined Investment Advisory Agreement with the Advisor dated June 13, 2003, as amended (“2003 Agreement”);

WHEREAS, @Vantage entered into an Investment Advisory Agreement with the Advisor dated August 17, 2000 (“@Vantage Agreement”);

WHEREAS, prior to the termination of the 2003 Agreement and the @Vantage Agreement, the Boards of Trustees of MST, MST II and @Vantage and shareholders of each Fund approved this Agreement to become effective following the effectiveness of the change of control of the Advisor; and

WHEREAS, the 2003 Agreement and the @Vantage Agreement terminated automatically on December 29, 2006 as a result of a change of control of the Advisor;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among MST, MST II, @Vantage and the Advisor as follows:

1.           Appointment

(a) MST, MST II and @Vantage hereby appoint the Advisor to act as investment adviser to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Schedule B hereto.

(b) In the event that MST, MST II or @Vantage establishes one or more series other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Advisor to act as investment adviser hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services under this Agreement, it shall notify MST, MST II or @Vantage, as applicable, in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named herein except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Advisor) are modified with respect to such Fund in writing by MST, MST II or @Vantage, as applicable, and the Advisor at that time.

2.           Services as Investment Adviser

Subject to the general supervision and oversight of the Boards of Trustees of MST, MST II and @Vantage (collectively, the “Board”), the Advisor:

(a) will have overall supervisory responsibility for the general management and investment of each Fund’s assets and will provide a program of continuous investment management for each Fund in accordance with each Fund’s investment objective and policies as stated in each Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time (each a “Prospectus” and, together, the “Prospectuses”);

(b) subject to the approval of the Board, may enter into an agreement with one or more sub-advisors (each a “Sub-Advisor”) pursuant to which each Sub-Advisor shall furnish the investment advisory services specified therein in connection with the management of one or more of the Funds as specified therein (each a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”); provided, that any Sub-Advisory Agreement with a Sub-Advisor shall be in compliance with, and approved as required by, the 1940 Act or the rules or regulations thereunder or in accordance with exemptive relief granted by the SEC under the 1940 Act. The Advisor will continue to have ultimate responsibility for all investment advisory services furnished pursuant to any Sub-Advisory Agreement. The Advisor shall be solely responsible for compensating any Sub-Advisor for performing any of the duties and obligations delegated to such Sub-Advisor, provided that the Advisor may request that MST, MST II and @Vantage directly pay to the Sub-Advisor the portion of the Advisor’s compensation that the Advisor is obligated to pay to the Sub-Advisor. If MST, MST II and @Vantage agree to such request, the compensation MST, MST II and @Vantage pay to the Advisor shall be reduced by amounts paid directly to any Sub-Advisor. In the event that any Sub-Advisor appointed hereunder is terminated, the Advisor may provide investment advisory services pursuant to this Agreement through its own employees or through another Sub-Advisor as approved by MST, MST II and @Vantage.

(c) will, or will cause the appropriate Sub-Advisor(s) to, invest and reinvest the assets of the Funds by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Funds may purchase, sell, enter into or use;

(d) will, or will cause the appropriate Sub-Advisor(s) to, determine the portions of each Fund’s portfolio to be invested in securities or other assets and uninvested or in cash equivalents;

(e) will, or will cause the appropriate Sub-Advisor(s) to, oversee the placement of purchase and sale orders on behalf of the Funds;

(f) will, or will cause the appropriate Sub-Advisor(s) to, employ professional portfolio managers and securities analysts to provide research services to the Funds;

(g) will, or will cause the appropriate Sub-Advisor(s) to, vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with the Funds’ proxy voting policies and procedures and, in the good faith judgment of the Advisor, best serves the interests of each Fund’s shareholders; maintain records of all proxies voted on behalf of the Funds; and provide information to MST, MST II or @Vantage or their designated agents in a manner that is sufficiently complete and timely to ensure compliance by MST, MST II and @Vantage with their filing obligations under Rule 30b1-4 of the 1940 Act;

(h) will, or will cause the appropriate Sub-Advisor(s) to, maintain books and records with respect to each Fund’s securities transactions;

(i) will, and will cause each Sub-Advisor to, provide periodic and special reports to the Board, as requested;

(j) to the extent reasonably requested by the officers of the Funds, will, and will cause each Sub-Advisor to, cooperate with and provide reasonable assistance to other service providers engaged by MST, MST II or @Vantage by: (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information; and

(k) will monitor compliance of each Sub-Advisor with the investment objectives, strategies, policies, limitations and restrictions of any Fund under the management of such Sub-Advisor, and review and report to the applicable Board on the performance of each such Sub-Advisor.

In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Advisor further agrees that, in performing its duties hereunder, it will, and that any Sub-Advisory Agreements it enters into with any Sub-Advisor shall require that the Sub-Advisor will:

(a) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended (“Code”), (4) the investment objectives, strategies, policies, limitations and restrictions of each Fund as described in the Prospectuses, and (5) all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Board;

(b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to each Fund’s securities transactions, render to the Board such periodic and special reports as the Board may reasonably request, and keep the Board informed of developments materially affecting each Fund’s portfolio;

(d) make available to the Board, Chief Compliance Officers of MST, MST II and @Vantage (each the “CCO”) and the Funds’ administrator, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board, the Advisor will complete periodic or special questionnaires and furnish to the Board such periodic and special reports regarding each Fund and the Advisor. In addition, the Advisor will furnish to the Board and, subject to compliance with the Funds’ applicable policies regarding disclosure of portfolio holdings, third-party data reporting services all currently available standardized performance information and other customary data;

(e) make available to the Board at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Board and the Advisor, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Funds;

(f) make available to the Funds’ administrator and, as appropriate, MST, MST II or @Vantage, promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and MST, MST II and @Vantage in their compliance with applicable laws and regulations. The Advisor will furnish the Board with such periodic and special reports regarding the Funds as it may reasonably request;

(g) use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Advisor seek to obtain any such information, in providing investment advice to each Fund;

(h) immediately notify MST, MST II, @Vantage and the Board in the event that the Advisor or any of its affiliates becomes aware that the Advisor: (1) is subject to a statutory disqualification that prevents the Advisor from serving as investment adviser pursuant to this Agreement; (2) fail to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Advisor is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (4) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of MST, MST II or @Vantage. The Advisor further agrees to notify MST, MST II and @Vantage immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in any Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Advisor will promptly notify MST, MST II, @Vantage and the Board if its chief executive officer or any member of the portfolio management team for any Fund changes or there is otherwise an actual change in control or management of the Advisor;

(i) not disclose information regarding Fund characteristics, trading history, portfolio holdings or any other related information to any third party, except in compliance with the Funds’ policies on disclosure of portfolio holdings;

(j) provide MST, MST II, @Vantage or the Board with such information and assurances (including certifications and sub-certifications) as MST, MST II, @Vantage or the Board may reasonably request from time to time in order to assist MST, MST II, @Vantage or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Funds’ Form N-CSRs and Form N-Qs;

(k) assist as requested in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Advisor available for discussions with the Board and/or any fair valuation committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information upon request on valuations the Advisor has determined of securities also held by other clients of the Advisor), for the purpose of calculating each Fund’s net asset value in accordance with the procedures and methods established by the Board; and

(l) meet with the Board to explain its activities at such times and places as the Board may reasonably request.

The Advisor will also make available, without additional expense to the Funds, the service of the Advisor’s directors, officers and employees to be duly elected or appointed officers of MST, MST II and @Vantage, subject to their individual consent to serve and to any limitations imposed by laws, rules or regulations.

3.	Documents

MST, MST II and @Vantage have each delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board authorizing the appointment of the Advisor and approving the form of this Agreement; and

(b) the Prospectuses and any exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Prospectuses.

4.	Brokerage

The Advisor may place orders pursuant to its investment determinations for each of the Funds directly with the issuers of the securities, or with any broker or dealer. The Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Advisor deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for MST, MST II and @Vantage that the Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions. The Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund’s investment objectives, policies and procedures, (2) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Advisor in a manner that is fair and equitable in the judgment of the Advisor, and (3) the Advisor shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected. To the extent that the Advisor retains one or more Sub-Advisors, the Advisor shall monitor reasonably the use by each such Sub-Advisor of brokers and dealers to execute trades in securities on behalf of the Funds.

5.	Records

(a) The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

(b) The Advisor shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Advisor also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Advisor. The Advisor shall coordinate with MST, MST II and @Vantage, as appropriate, with respect to the making of such filings.

6.	Standard of Care

The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds’ shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term “Advisor” shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.	Compensation

In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. The fee shall be computed and accrued daily and payable daily. For purposes of determining fees payable in this manner, the value of a Fund’s daily net assets shall be computed at the times and in the manner specified in the Fund’s Prospectuses.

8.	Expenses

(a) The Advisor will bear all expenses in connection with the performance of its services under this Agreement and will bear the costs and expenses payable to Sub-Advisors under the Sub-Advisory Agreements.

(b) The Advisor shall bear all reasonable expenses of MST, MST II and @Vantage, if any, arising out of an assignment or change in control of the Advisor. In the event that there is a proposed change in control of the Advisor that would act to terminate this Agreement, and if a vote of shareholders to approve a new advisory agreement is at that time deemed by counsel to MST, MST II and/or @Vantage to be required by the 1940 Act or any rule or regulation thereunder, the Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve any such new advisory agreement with the Advisor. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

(c) Except to the extent expressly assumed by the Advisor or required under applicable laws, rules and regulations to be paid, assumed or reimbursed by the Advisor, each Fund will bear certain other expenses to be incurred in its operation, including: taxes; interest; brokerage fees and commissions, if any; fees of the members of its Board who are not officers, directors or employees of the Advisor or any Sub-Advisor; SEC fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers and the members of the Board; and any extraordinary expenses.

9.	Services to Other Companies or Accounts

The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby. If the Advisor provides any advice to its clients concerning investment in the shares of a Fund, the Advisor shall act solely for such clients in that regard and not in any way on behalf of MST, MST II, @Vantage or the Funds.

10.	Compliance Matters

(a) The Advisor understands and agrees that it is a “service provider” to MST, MST II and @Vantage as contemplated by Rule 38a-1 under the 1940 Act. As such, the Advisor agrees to cooperate fully with MST, MST II and @Vantage and their Trustees and officers, including the CCO, with respect to (1) any and all compliance-related matters, and (2) the efforts of MST, MST II and @Vantage to assure that each of their service providers adopt and maintain policies and procedures that are reasonably designed to prevent violation of the “federal securities laws”, as that term is defined by Rule 38a-1, by MST, MST II, @Vantage and the Advisor. In this regard, the Advisor shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Advisor’s applicable compliance policies and procedures;

(2) submit to the Board for its consideration and approval, annually (and at such other times as MST, MST II and @Vantage may reasonably request), a report (“Report”) fully describing any material amendments to the Advisor’s applicable compliance policies and procedures since the most recent Report;

(3) provide periodic reports discussing the Advisor’s compliance program and special reports in the event of material compliance matters;

(4) permit MST, MST II, @Vantage and their Trustees and officers to become familiar with the Advisor’s operations and understand those aspects of the Advisor’s operations that may expose MST, MST II and @Vantage to compliance risks or lead to a violation by MST, MST II, @Vantage or the Advisor of the federal securities laws;

(5) permit MST, MST II, @Vantage and their Trustees and officers to maintain an active working relationship with the Advisor’s compliance personnel by, among other things, providing the CCO and other officers with a specified individual within the Advisor’s organization to discuss and address compliance-related matters;

(6) provide MST, MST II, @Vantage and their Trustees and officers, including the CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by MST, MST II or @Vantage and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

(b) The Advisor represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a) Current Funds. This Agreement shall be effective immediately following the effective time on the effective date of the change of control of the Advisor with respect to the Funds listed on Schedule A as of that date (“Current Funds”). For each Current Fund, this Agreement shall continue in effect from the effective date hereof, unless sooner terminated, as provided herein, through June 30, 2007 and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Current Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) New Funds. With respect to any Fund that is not a Current Fund (“New Fund”), this Agreement shall become effective on such date as determined by the relevant Board, provided that with respect to any New Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of that New Fund’s outstanding voting securities and shall continue in effect with respect to the New Fund, unless sooner terminated, as provided herein, for two years from the initial approval date for each New Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the New Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(c) Termination. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days’ written notice by the relevant Board or Boards or by vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days’ written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

12.	Confidential Information

Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties’ businesses and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party; however, a Fund’s portfolio holdings information may be disclosed in a manner consistent with the policies and procedures adopted by the Board regarding its dissemination. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

13.	Amendment

No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, no material amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff), and (ii) a majority of the members of the Board, including a majority of Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.	Use of Name

It is understood that the name of Munder Capital Management LLC or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that MST, MST II, @Vantage and each Fund have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, MST, MST II, or @Vantage, as appropriate, and any affected Fund shall forthwith cease to use such name (or derivative or logo) and MST, MST II, or @Vantage, as appropriate, shall promptly amend its charter documents to change the Fund name to comply herewith.

15.	Separate Agreements

The parties affirm and agree that this Agreement shall be enforced as a separate agreement as between the Advisor and each of MST, MST II and @Vantage. Nothing in this Agreement shall be interpreted to combine or collectively enjoin any of MST, MST II or @Vantage. For all purposes, this Agreement shall be considered and interpreted as individual agreements between the Advisor and each of MST, MST II and @Vantage.

16.	Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to the Advisor by MST, MST II or @Vantage shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor. Notices of any kind to be given to MST, MST II or @Vantage by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by MST, MST II and @Vantage.

(g) With respect to MST II, the words “Munder Series Trust II” and “Trustees” or “Board of Trustees” used or implied herein refer respectively to the trust created and the Trustees, as trustees of MST II, but not individually or personally acting from time to time under the Declaration of Trust, which is hereby referred to and a copy of each is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of MST II.

(h) With respect to MST II, the obligations of “Munder Series Trust II” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents of MST II are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of MST II personally, but bind only the trust’s property, and all persons dealing with any series or class of shares of MST II must look solely to MST II property belonging to such series or class for the enforcement of any claims against MST II.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

MUNDER SERIES TRUST
MUNDER SERIES TRUST II
THE MUNDER @VANTAGE FUND

By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
Vice President & Chief Compliance Officer

MUNDER CAPITAL MANAGEMENT

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Managing Director, Chief Administrative Officer

SCHEDULE A
As of [________ __], 2011

Munder Series Trust
Munder Asset Allocation Fund ― Balanced
Munder Bond Fund
Munder Energy Fund
Munder Growth Opportunities Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder International Fund – Core Equity
Munder International Small-Cap Fund
Munder Large-Cap Growth Fund
Munder Large-Cap Value Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Core Growth Fund
Munder Small-Cap Value Fund
Munder Tax-Free Short & Intermediate Bond Fund

Munder Series Trust II
Munder Healthcare Fund

SCHEDULE B
As of [________ __], 2011

Annual Fees (as a Percentage of Daily Net Assets)

Munder Asset Allocation Fund-Balanced	0.65%

Munder Bond Fund	0.40%

MMunder Energy Fund	0.75%

MMunder Growth Opportunities Fund	0.85% of the first $1 billion of average daily net assets; and 0.80% of average daily net assets in excess of $1 billion

MMunder Healthcare Fund	0.80% of the first $250 million of average daily net assets; and 0.75% of average daily net assets in excess of $250 million

Munder Index 500 Fund	0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million

MMunder International Equity Fund	0.75%

MMunder International Fund-Core Equity	0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion

MMunder International Small-Cap Fund	0.95% on the first $1 billion of average daily net assets; and 0.90% of the average daily net assets in excess of $1 billion

MMunder Large-Cap Growth Fund	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion

MMunder Large-Cap Value Fund	0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

MMunder Micro-Cap Equity Fund	1.00%

MMunder Mid-Cap Core Growth Fund	0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion

MMunder Small-Cap Value Fund	0.90% on the first $300 million of average daily net assets and 0.85% on average daily net assets exceeding $300 million

MMunder Tax-Free Short & Intermediate Bond Fund	0.40%

EXHIBIT B

MANAGEMENT OF MCM

The following table sets forth the executive officers and general partners of MCM, their business addresses and their principal occupation or business as of [           ], 2010.

Name and Business Address*	Principal Occupation/Business

General Partners	[________________________]

Executive Officers	[________________________]

*	Unless otherwise specified, the business address for each officer and general partner is 480 Pierce Street, Birmingham, Michigan 48009.

The following table sets forth information on the directors of the Advisor.

Name and Business Address*	Principal Occupation

Directors	[________________________]

*	The business address for each director and executive officer is anticipated to be 480 Pierce Street, Birmingham, Michigan 48009.

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER FEES PAID TO MCM, ITS AFFILIATED PERSONS AND ANY AFFILIATED PERSONS OF SUCH PERSONS

The following table provides the current advisory fee rate under the Investment Advisory Agreement with respect to the Fund, the investment advisory fees paid to MCM by the Fund during its most recent fiscal year and any advisory fees waived or expenses reimbursed by the MCM.  In addition, the table provides the current administrative fees and other fees paid to MCM, its affiliated persons and any affiliated persons of such persons by the Fund during its most recent fiscal year.

Fees

Munder Small-Cap Value Fund

Current Advisory Fee Rate	0.75%

Advisory Fees Paid	$1,167,589

Advisory Fees Waived or Expenses Reimbursed	—

Current Administrative and Other Fees Paid	$233,536

C-1

EXHIBIT D

Exhibit D sets forth investment advisory fees paid to MCM by other funds having a similar investment objective and strategies as the Fund, the advisory fee rates applicable to such funds and such funds’ net asset values during their most recent fiscal year.

No other fund managed by MCM has a similar investment objective and strategies as the Fund.

D-1

EXHIBIT E

CURRENT EXECUTIVE OFFICERS OF MST

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/11; since 1/10
President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00
Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01
Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/11; since 8/08
Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

E-1

Name, Address and Age	Position(s) with the Munder FundsC	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).
Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04
Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/11; since 8/99
Associate General Counsel  and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).
Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

E-2

EXHIBIT F

Principal Shareholders of the Fund

Control Persons and Principal Holders of Securities.  As of [DATE] the following person(s) owned of record or were known by the MST to own beneficially 5% or more of any class of the Fund’s shares. [Data to follow.]

Share Class	Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class Outstanding (%)

F-1

VOTING ON THE INTERNET

•   Read the Proxy Statement and have this card at hand
•   Log on to www.XXXXXX.com
•   Enter the control number shown to the left and follow the on-screen instructions
•   Do not return this paper ballot

VOTING BY PHONE

•   Read the Proxy Statement and have this card at hand
•   Call toll-free 1-XXX-XXX-XXXX
•   Enter the control number shown to the left and follow the on-screen instructions
•   Do not return this paper ballot

FORM OF PROXY CARD	PROXY CARD

The Munder Small-Cap Value Fund                       SPECIAL MEETING OF SHAREHOLDERS [             ], 2010
This Proxy is Solicited on Behalf of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of The Munder Small-Cap Value Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [address], on [date] at [time]., Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Dated

Signature

Note:  Please sign your name exactly as it appears in the registration.  If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign.  When signing in a fiduciary capacity, such as executor or attorney, please so indicate.  When signing on behalf of a partnership or corporation, please indicate title.
Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.  As to any other matter, said attorneys will vote in accordance with their best judgment.  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Investment Advisory Agreement with respect to the Munder Small-Cap Value Fund.	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.